EXHIBIT NO.99.3






                                       AMENDMENT NO. 1
                      TO THE SECURITIES PURCHASE AND EXCHANGE AGREEMENT

     This AMENDMENT NO. 1 TO THE SECURITIES PURCHASE AND EXCHANGE AGREEMENT (this "Agreement") is made as of July 16, 2002 by and among Security Capital Preferred Growth Incorporated, a Maryland corporation (the "Lender"), Prime Group Realty Trust, a Maryland real estate investment trust (the "Company"), and Prime Group Realty, L.P., a Delaware limited partnership (the "Operating Partnership").

     The Lender, the Company, the Operating Partnership and certain guarantors are parties to the Securities Purchase and Exchange Agreement dated as of June 13, 2002 (the "Purchase Agreement"). All capitalized terms used without definition in this Agreement will have the respective meanings provided in the Purchase Agreement.

     1. Amendment to Section 3F(i) of the Purchase Agreement. The parties hereto agree that Section 3F(i) of the Purchase Agreement is hereby amended by restating it to read as follows:

        "(i) other than dividends or distributions by the Operating Partnership or any Subsidiary of the Company to the Company and by any Subsidiary of the Operating Partnership to the Operating Partnership or to any Wholly-Owned Subsidiary of the Operating Partnership, directly or indirectly declare or pay any dividends or make any distributions upon (including acquisitions and redemptions of) any of the Capital Stock or other equity securities of any of them (including preferred securities), except for exchanges of common units of the Operating Partnership for Common Shares pursuant to Section 8.6 of the Amended and Restated Agreement of Limited Partnership of the Operating Partnership, dated as of November 17, 1997, as amended, such dividends as are necessary (in the written opinion of tax counsel to the Company) for the Company to be treated as a real estate investment trust pursuant to Sections 856 through 860 of the IRC and, after September 30, 2002, dividends by the Company not to exceed $2,250,000 per calendar quarter to the holders of, and in respect of, the Company's Series B Preferred Shares; provided, that such dividends on the Series B Preferred Shares shall only be permitted if, simultaneous with the declaration thereof, the Operating Partnership repays principal on the Notes in an amount equal to (or such smaller portion if the then outstanding aggregate amounts outstanding under the Notes are less than the amount of such Series B Preferred Share dividends) such Series B Preferred Share dividend (such prepayments to be applied first to the Exchangeable Note and then to the New Note); provided further that, notwithstanding anything contained in this Agreement to the contrary, if an Event of Default or Potential Event of Default has occurred and is continuing, neither the Company nor the Operating Partnership shall directly or indirectly declare or pay any dividends or make any distributions upon any of its Capital Stock or other equity securities (including preferred securities) other than dividends or distributions by the Operating Partnership or any Subsidiary of the Company to the Company and by any Subsidiary of the Operating Partnership to the Operating Partnership or to any Wholly-Owned Subsidiary of the Operating Partnership and except for exchanges of common units of the Operating Partnership for Common Shares pursuant to Section 8.6 of the Amended and Restated Agreement of Limited Partnership of the Operating Partnership, dated as of November 17, 1997, as amended; the Company shall, however, declare and pay or set apart for payment dividends on the Series B Preferred Shares for the first, second and third quarterly dividend periods of 2002 so as to permit the consummation of the Transactions and no Note prepayment (or a prepayment of a portion thereof) shall be required with respect thereto;"

     2. Addition of Section 3S to the Purchase Agreement. The parties hereto agree that Section 3 of the Purchase Agreement is hereby amended by adding new
Section 3S thereto as follows:

        "3S. Mandatory Prepayment upon Sale of Assets. In connection with any sale, issuance, transfer, assignment or other disposition (whether voluntary or involuntary or by operation of law and whether direct or indirect) of any interest in any Subsidiary or any of the Company Properties, the Operating Partnership shall prepay principal of the Notes in an amount equal to the net proceeds realized from such sale, issuance, transfer, assignment or other disposition (provided, that net proceeds shall be calculated net of all indebtedness, including mortgage debt or mezzanine debt on such Subsidiary or Company Property, for purposes of this paragraph), plus all accrued and unpaid interest (with such prepayment being applied first to the Exchangeable Note and then to the New Note), subject to a maximum principal prepayment pursuant to this Section 3S of $5,000,000 in the aggregate; provided, that any prepayment with regard to Dearborn Center or 180 N. LaSalle shall be counted toward this $5,000,000 maximum principal prepayment. The parties agree that nothing in this Section 3S shall be deemed to limit or reduce the Operating Partnership's other obligations to prepay the Notes that are contained in any other Section of this Agreement, the Notes or any other agreement, document or instrument contemplated by this Agreement."

     3. Amendment to Section 5A of the Purchase Agreement. The parties hereto agree that clause (vi) of the first sentence of the definition of "Authorized Refinancings" in Section 5A of the Purchase Agreement is hereby amended by restating it to read as follows:

        "(vi) if such Refinancing Indebtedness is an aggregate principal amount that is greater than the aggregate principal amount of the Indebtedness being refinanced, extended or modified, and if the lender of such Refinancing Indebtedness does not specifically require such excess, as a material condition to entering into the Refinancing Indebtedness, to be designated for specific uses relating to any asset encumbered by such Refinancing Indebtedness, an amount equal to such excess shall have been paid immediately upon the consummation of such refinancing, extension or modification as a mandatory prepayment under the Notes, first to the repayment of the Exchangeable Note and then the New Note; provided, however, that no such mandatory prepayment shall be required with respect to Refinancing Indebtedness of up to $5,000,000 of additional mezzanine debt relating to the real property commonly known as IBM Plaza at 330 North Wabash Ave., Chicago, Illinois."

     4. Amendment to Section 7A of the Purchase Agreement. The parties hereto agree that Section 7A of the Purchase Agreement is hereby amended by replacing the amount "$300,000" in the first sentence of Section 7A with the amount "$400,000".

     5. Other Amendments to Purchase Agreement. The parties hereto agree that the Purchase Agreement is further amended as follows:

     (a) Notice to Manager of Plumcor/Thistle, L.L.C. On the date hereof or within one (1) Business Day hereafter, the Operating Partnership shall cause Phoenix Office, L.L.C. ("Phoenix Office") to send the written notice, in form and substance reasonably satisfactory to the Lender, to the manager of Plumcor/Thistle, L.L.C. ("Plumcor") that is required by the operating agreement of Plumcor in connection with the Guarantee Joinder and Collateral Assignment of Distributions referred to below.

     (b) Guarantee Joinder and Collateral Assignment of Distributions. On July 30, 2002, the Operating Partnership shall cause Phoenix Office to execute and deliver the Guarantee Joinder and Collateral Assignment of Distributions, in the form attached hereto as Exhibit A.

     6. Amendments to Schedules. The parties hereto agree that the following Schedules to the Purchase Agreement are hereby amended by replacing each of them with the Schedule of the same name attached hereto: (1) Real Estate Asset Sales Schedule; (2) Capital Expenditure Schedule; (3) Contracts Schedule; (4) Liabilities Schedule; (5) Capital Stock Liens Schedule; (6) Developments Schedule; (7) Restrictions Schedule; (8) Taxes Schedule; (9) Properties
Schedule; (10) Indebtedness Schedule; (11) Subsidiaries Schedule; and (12) Litigation Schedule.

     7. Effect on Purchase Agreement. Except as expressly provided in this Agreement, the Purchase Agreement and each of the agreements, documents or instruments contemplated by the Purchase Agreement will continue and be in full force and effect as originally executed and delivered by the parties.

     8. Miscellaneous.

     (a) Counterparts. This Agreement may be executed in more than one counterpart with the same effect as if the parties executing the several counterparts had all executed one counterpart. Any person or entity agreeing in writing to be bound by the provisions of this Agreement shall be deemed to have executed a counterpart of this Agreement for all purposes hereof.

     (b)  Successors.   This  Agreement  shall  be  binding  on  the  executors,
administrators, estates, heirs, legal representatives, successors and permitted assigns of the parties.

     (c) Governing Law. This Agreement and the rights of the parties hereunder shall be interpreted in accordance with the laws of the State of Illinois, and all rights and remedies shall be governed by such laws without regard to principles of conflict of laws.

                                         * * * * * *



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     IN WITNESS WHEREOF,  the parties have executed and delivered this Agreement as of the date first written above.

                                  SECURITY CAPITAL PREFERRED GROWTH INCORPORATED

                                  By:    /s/ David E. Rosenbaum
                                         ----------------------
                                  Name:  David E. Rosenbaum
                                         ----------------------
                                  Its:   Senior Vice President
                                         ----------------------



                                  PRIME GROUP REALTY TRUST

                                  By:    /s/ Louis G. Conforti
                                         ---------------------
                                  Name:  Louis G.  Conforti
                                         ---------------------
                                  Its:   Co-President
                                         ---------------------



                                  PRIME GROUP REALTY, L.P.

                                  By:  Prime Group Realty Trust, its managing
                                  general partner

                                  By:    /s/ Louis G. Conforti
                                         ---------------------
                                  Name:  Louis G. Conforti
                                         ---------------------
                                  Its:   Co-President
                                         ---------------------

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                        Schedules intentionally omitted.